UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2011

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California		90010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

This information set forth under “Item 2.02. Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On July 21, 2011, Hanmi Financial Corporation (“Hanmi Financial”) issued a press release announcing its financial results for the three months ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Hanmi Financial dated July 21, 2011.

Forward-Looking Statements

This form contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although Hanmi believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause Hanmi’s actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support Hanmi’s operations; the effect of regulatory orders Hanmi or the Bank has entered into and potential future supervisory action against Hanmi or the Bank; general economic and business conditions internationally, nationally and in those areas in which the Bank operates; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of the Bank’s interest rate spread; risks of natural disasters related to the Bank’s real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for the Bank to declare dividends to Hanmi; adequacy of the Bank’s allowance for loan losses, credit quality and the effect of credit quality on the Bank’s provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of the Bank’s borrowers and the ability of the Bank’s borrowers to perform under the terms of their loans and other terms of credit agreements; Hanmi’s ability to successfully integrate acquisitions it may make; Hanmi’s ability to control expenses; and changes in securities markets. In addition, Hanmi sets forth certain risks in its reports filed with the Securities and Exchange Commission, including Hanmi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. You should understand that it is not possible to predict or identify all such risks. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks or uncertainties. Hanmi undertakes no obligation to update such forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2011	HANMI FINANCIAL CORPORATION

	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 21, 2011.*

*	Deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.